A NASDAQ Traded Company - Symbol HBNC

Forward-Looking Statements
 This presentation may contain forward-
 looking statements regarding financial
 performance, business prospects, growth
 and operating strategies. For these
 statements, Horizon claims the protection
 of the safe harbor for forward-looking
 statements contained in the Private
 Securities Litigation Reform Act of 1995.

 *Based on price at the close of business on July 28, 2009 at $16.50 per share
**Total assets as of June 30, 2009
Corporate Profile
• Symbol    HBNC
• Shares Outstanding  3.3 Million Shares
• Market Cap*   $ 53 Million
• Total Assets**   $ 1.3 Billion
• Ownership
 – Insiders   10.0%
 – ESOP  15.6%
 – Institutional 19.6%

County
Van Buren County
Kalamazoo Cour
Michigan
Berrien County
Cass County
St. Joseph Cour
Chicago
Cook County
90
94
94
Illinois
80
90
94
LaGrange C
St. Joseph County
LaPorte County
Indiana
Lake County
Will County
Noble Co
Marshall County
Kosciusko County
Starke County
65
Kankakee County
Jasper County
Whitley Co
Newton County

Current Locations
Porter County
Elkhart County

State Average Unemployment Rates May 2009

IN	10.6%
MI	14.1%
IL	10.1%
US	9.4%

Lake 10.5
Porter 9.6
LaPorte 11.7
St. Joseph 11.0
Elkhart 17.5
LaGrange 16.6
Steuben 15.7
Noble 17.3
DeKalb 14.0
14.9
13.5
Kosciusko 12.5
Whitley 13.2
Allen 10.7
Newton 10.9
Jasper 9.8
Pulaski 11.0
Fulton 13.0
Wabash 13.6
Huntington 13.8
Wells 11.4
Adams 15.1
Miami 16.6
White 10.0
Benton 9.0
Carroll 10.1
Howard 19.3
Grant 13.5
Blackford 15.4
Jay 12.1
Warren 11.3
Tippecanoe 8.6
Clinton 11.1
Tipton 16.2
Delaware 10.8
Randolph 12.5
Fountain 13.5
Montgomery 9.9
Boone 7.6
Hamilton 6.6
Madison 11.3
Henry 12.8
Wayne 11.9
Parke 10.0
Hendricks 7.5
Marion 9.1
Hancock 8.4
Putnam 11.4
Rush 10.4
Fayette 15.7
Union 10.4
Vigo 10.0
Clay 12.8
Morgan 9.0
Johnson 8.4
Shelby 10.8
Franklin 10.4
Owen 9.3
Decatur 13.3
Monroe 6.4
Brown 9.2
Bartholomew 9.2
Sullivan 9.8
Greene 8.8
Ripley 10.8
Dearborn 9.5
Jennings 13.4
Ohio 10.3
Jackson 11.5
Lawrence 13.3
Jefferson 10.7
Switzerland 8.5
Knox 7.5
Daviess 5.5
Martin 8.1
Scott 13.2
Washington 12.8
Orange 11.0
Clark 8.7
Pike 9.3
Dubois 7.6
Gibson 10.6
Floyd 8.5
Crawford
Harrison 9.8
Vanderburgh 8.1
Warrick 7.5
Posey 8.2
Spencer 9.3
Perry 9.8

Non-Seasonally Adjusted Unemployment Rate

- Below State Rate
- Same as State Rate - 10.4
- Above State Rate

Source: IDWD Local Area Unemployment Statistics

The Indiana seasonally adjusted rate is 10.6%

Major Competitors
• Indiana
 – Chase
 – Fifth Third
 – PNC f/k/a National
 City
 – Centier
 – 1st Source
 – La Porte Savings
 – Harris
 – First Midwest
 – Peoples Bank
 – Citizens Financial
• Michigan
 – Chase
 – Fifth Third
 – Chemical
 – Flag Star
 – 1st Source
 – Edgewater
 – New Buffalo Savings

Financial Highlights

CAGR: 11.38%
Millions
$9.5
$9.0
$8.5
$8.0
$7.5
$7.0
$6.5
$6.0
$5.5
$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$3.8
$4.1
$5.5
$6.5
$6.9
$7.1
$7.5
$8.1
$8.9
2000
2001
2002
2003
2004
2005
2006
2007
2008

Record Earnings Nine Consecutive Years

$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
In Thousands
$2,983
$3,283
$3,860
$5,518
$4,699
2005
2006
2007
2008
2009

Favorable Trend for Comparative Net Income
First Six Months
Six Months Ended June 30

74.0%
72.0%
70.0%
68.0%
66.0%
64.0%
62.0%
60.0%
70.20%
72.00%
70.10%
70.20%
71.10%
71.50%
73.07%
69.00%
64.05%
60.98%
2000
2001
2002
2003
2004
2005
2006
2007
2008
Jun-09
Horizon
Peer Group

Peer Data Source: KBW Report dated January 2009 covering Indiana Publicly Traded Banks; peer data represents a peer average and is 2008 data for all periods reviewed.
Horizon Exceeds Peer Average in Efficiency

$30
$25
$20
$15
$10
$5
$3.00
$2.50
$2.00
$1.50
$1.00
$1.23
$1.39
$1.85
$2.10
$2.22
$2.25
$2.33
$2.54
$2.75
$2.27
$6.28
$17.99
$17.83
$27.55
$26.95
$26.90
$27.43
$25.65
$12.50
$16.25
Dec-00
Dec-01
Dec-02
Dec-03
Dec-04
Dec-05
Dec-06
Dec-07
Dec-08
Jun-09
Stock Price (LHS)
EPS (Fully Diluted) RHS

Steady Earnings Growth Goes Unrewarded
* Twelve month trailing fully diluted EPS

130
110
90
70
50
30
10
Relative Value (12/31/03 = 100)
2003
2004
2005
2006
2007
2008
Year-End December 31
IN Banks
MI Banks
HBNC

Relative Price Performance Over Time

Balance Sheet

$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
Millions
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
Jun-09

 Steady Asset Growth
CAGR 11.0%

Diversified Loan Portfolio
June 30, 2004
June 30, 2009
Mortgage
Warehouse
25%
Commercial
34%
Mortgage
18%
Consumer
23%
Mortgage
Warehouse
18%
Mortgage
17%
Consumer
30%
Commercial
35%

“Low Percentage” of Land Development Loans
As a Percent of Total Commercial Loans
June 30, 2009
Owner Occupied RE
$122.7
38%
Non-Owner Occupied RE
$97.4
31%
Other
$10.1
3%
Development &
Spec Land Loans
$12.7
4%
Construction -Spec
Homes
$3.6
1%
Commercial &
Industrial
$66.4
21%
Automotive/RV
$5.6
2%
Dollars In Millions

Primarily a Secured Consumer Lender
As Percent of Total Consumer Loans
June 30, 2009
Other Direct
$37.0
14%
Home Equity
Line of Credit
$75.3
28%
Home Equity
Term
$12.3
5%
Indirect
$147.6
53%
Dollars in Millions

Purchase Volume
$2.04
$1.77
$2.09
2007
2008
YTD June 30, 2009

Average Balance
$165.68
$70.28
$77.09
2007
2008
YTD June 30, 2009

Mortgage Warehouse Loan Volume - Increasing
In Billions
In Millions

Origination Volume
$223.45
$213.45
$201.83
2007
2008
YTD June 30, 2009

In Millions
Conventional Mortgage Volume - Increasing

$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
$0
In Millions
2004
2005
2006
2007
2008
June 30, 2009
Non interest-bearing
NOW
Money market
Savings
Consumer CD's
Business Investment Checking

Stable Core Funding

$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
In Millions
2004
2005
2006
2007
2008
June 30, 2009
Core Funding
Corporate CD's
FHLB Borrowing
Corporate REPO
Federal Reserve
Fed Funds
Note Payable

Recent Growth Funded by Non-Core
Total Funding

Asset Quality

Good Credit Culture
• Team of Seasoned Underwriters
 – Average Tenure > 20 years
• Primarily an In Market and Full Recourse Lender
• Secured Loans
• Small Business Focus
 – Average Commercial Loan Size Approximately $250,000
• We Manage Lending Limits
 – House Limit $10 million
 – Legal Limit > $18 million
 – Five Loan Relationships with Balances > $5 million

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.55%
2.95%
1.87%
1.74%
1.46%
1.57%
1.29%
1.37%
1.07%
1.23%
0.93%
0.95%
0.75%
0.48%
0.29%
0.32%
0.38%
2005
2006
2007
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Horizon
Peer Group

Horizon Outperforms Peer Group
Non-Performing Loans Plus OREO to Gross Loans Plus OREO
Source: Custom group of 23 publicly traded banks headquartered in the state of Indiana from FDIC Uniform
Bank Performance Reports

CRE
$ .9
7%
SBA 504
$2.0
13%
C&I
$ .8
6%
Auto
$ .5
5%
Land Development
$2.5
17%
Residential
$7.8
49%
Professional
$ .5
3%

Non Performing Loans and Other Real Estate Owned
Is Predominately Residential Properties
June 30, 2009
In Millions

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2003
2004
2005
2006
2007
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Horizon
Peer Group
0.18%
0.12%
0.14%
0.07%
0.23%
0.40%
0.53%
0.72%
0.70%
1.28%
1.15%
0.32%
0.17%
0.28%
0.29%
0.29%
0.32%
0.31%
0.44%
0.53%
0.83%

Increase Trend in Loan Charge-Offs
Annualized Net Loan Losses to Average Total Loans
Source: Custom group of 23 publicly traded banks headquartered in the state of Indiana from FDIC Uniform Bank Performance Reports

Loan Charge-Offs by Type

$3,000
$2,800
$2,600
$2,400
$2,200
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
$(200)
Thousands
Direct
Indirect
Home Equity Line of Credit
Mortgage
Commercial
Warehouse
2005
2006
2007
2008
Jan - June 2009

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
Percentage
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
Jun-09
Horizon
National Average

Source: ABA Consumer Credit Delinquency bulletin
Actual Net Charge-Offs for each quarter are annualized and
expressed as a percentage of average indirect loan outstandings

Horizon Out-Performs National Averages
For Consumer Indirect Installment Net Charge-Offs

Invest in Horizon

Third Party - Testimonials
• Best Bank - The News Dispatch Readers Poll -
 Nine out of Last Ten Years
• Best Trust Company - Northwest Indiana Times
 - Readers Poll
• Family Friendly Work Policies - Clarion
 Award
• Ranked in the Top 200 Community Banks
 for Financial Performance - US Banker
 Magazine - June 2009

Horizon Does Things Right
• Fiduciary Responsibility & Attitude
• Expense Control - Before it Became
 Popular
 – No Executive Cars
 – Annual Report Cost Reduction
• Bonus Plans Aligned with Shareholders
• People First Location Second
• Benchmarking Best Practices
• Six Sigma

Indiana is a Great State
• Indiana
 – Balanced Budget
 – Fully Funded Capital Improvement Plan
 – BP Expansion Plan - Lake County, Indiana
• Illinois
 – Budget Deficits
 – Increase in Taxes
 – Chicago - Higher Cost of Living
• Michigan
 – Budget Deficits
 – Higher Unemployment

Stable Performance & Growth
• Stable Earnings Growth
• Diversified Revenue Streams
• Efficient Operations
• Lake Michigan Corridor Primed for Growth
• Super Regional Banks Cutting Back - Market
 Share Opportunities
• Opportunities Increasing for Healthy Banks

	Horizon Bancorp	Avg. - Indiana Banks
Dividend Yield (as of 07/28/09)	4.1%	2.8%
Price to Book (HBNC - Price as of 07/28/09 & Book Value as of Year-end 06/30/09)	64%	77.4%
Price to Tangible Book (HBNC - Price as of 07/28/09 & Tangible Book Value as of Year-end 06/30/09)	70%	86.6%
Price to Earnings (LTM) (HBNC - Price as of 07/28/09 Twelve Month Trailing Diluted EPS	7.3x	16.5x
Peer Data Source: KBW Report Dated July 2009 Covering Indiana Publicly Traded Banks; Peer Data Represents March 31, 2009 for all periods reviewed.
Horizon is an Attractive Value

1 Year
08/03/09
130
125
120
115
110
105
100
95
90
85
80
75
70
65
60
55
50
45
40
35
30
25
20
15
10
5
Sep
Oct
Nov
Dec
2009
Feb
Mar
Apr
May
Jun
Jul
Aug
EDGAR Online
HBNC
BANK

Horizon Outperforms Bank Index - One Year

10 Year
08/03/09
400
380
360
340
320
300
280
260
240
220
200
180
160
140
120
100
80
60
40
20
00
Jul
01
Jul
02
Jul
03
Jul
04
Jul
05
Jul
06
Jul
07
Jul
08
Jul
09
Jul
EDGAR Online
HBNC
BANK

Horizon Outperforms Bank Index - Ten Years

Thank You
for
Considering an Investment in
Horizon Bancorp
(HBNC)

A NASDAQ Traded Company - Symbol HBNC